NOTE MODIFICATION AGREEMENT
                           (ALLONGE)

     THIS NOTE MODIFICATION AGREEMENT is dated as of April 12th, 1996, between GREEN MOUNTAIN COFFEE ROASTERS, INC. (f/k/a Green Mountain Coffee, Inc.), a Vermont corporation with a principal place of business at 33 Coffee Lane, Waterbury, Vermont 05676 (the "Borrower") and FLEET BANK-NH, a New Hampshire bank with an address at Mail Stop NHNA E02A, 1155 Elm Street, Manchester, New Hampshire (the "Bank").


                            PREAMBLE
                            --------
The Borrower executed and delivered to the Bank its Term Loan Promissory Note dated August 11, 1993, in the original principal amount of Six Hundred Twenty-three Thousand Dollars ($623,000.00) (the "Note"). The Bank and the Borrower have agreed to a change the variable interest rate applicable to outstanding principal under the Note.

Accordingly, in consideration for the premises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Bank agree as follows (all terms used herein shall have the meanings given in the Note unless expressly defined herein):

1. Interest Rate. Effective as of the date hereof, the interest rate on the Note is reduced from a variable rate equal to the Bank's Base Rate plus one and one-quarter percent (1.25%) per annum to a variable rate equal to the Bank's Base Rate plus one-quarter percent (.25%) per annum. The Borrower may also elect a LIBOR based rate of interest to apply to outstanding principal under the Note, all in accordance with and subject to the terms and conditions of the Seventh Amendment and First Restatement of Commercial Loan Agreement of even date herewith, entered into by and between the Borrower and the Bank, and as said agreement may be further amended from time to time (collectively, as amended, the "Loan Agreement").

2. No other Change. Except as expressly modified herein, the terms of the Note remain unchanged and are in full force and effect. In no event shall this Note Modification Agreement constitute a novation or discharge of the Note or the indebtedness evidenced thereby.

3. References. All references to the "Note" in any agreements, mortgages, or instruments securing or otherwise pertaining to the indebtedness evidenced by the Note or otherwise referring to the Note shall be deemed to refer to the Note as hereby modified.

4. Collateral. The Note, as hereby modified, continues to be secured pursuant to the Loan Documents as defined in the Loan Agreement.

5. Allonge. An original counterpart of this Agreement has been attached to the Note and shall constitute an allonge to the Note such that the Note and this Agreement shall constitute a single instrument.

IN WITNESS WHEREOF, the Bank and the Borrower have executed and delivered this Note Modification Agreement as of the day and year first above written.

                            BANK:
                            FLEET BANK - NH


/s/ Catherine Consentino    By: /s/ Andre P. Pelletier
- ------------------------        ----------------------------------
Witness                         Andre P. Pelletier, Vice President



                            BORROWER:

                            GREEN MOUNTAIN COFFEE ROASTERS, INC.


/s/ Betty Omansky           By: /s/ Robert D. Britt
- -----------------               ---------------------------------
Witness                     Robert D. Britt, Chief Financial Officer


STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH, SS.

     On this the 12th day of April, 1996, before me, the undersigned notary or justice, personally appeared Andre P.
Pelletier, who acknowledged himself to be a Vice President of Fleet Bank - NH, and that he, as such authorized officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the bank by himself as such authorized officer.


                           /s/ Catherine A. Consentino
                           ---------------------------
                           Justice of the Peace


STATE OF  Vermont
COUNTY OF  Washington, SS.

     On this the 12th day of April, 1996, before me, the undersigned notary or justice, personally appeared Robert D. Britt, who acknowledged himself to be the Chief Financial Officer of Green Mountain Coffee Roasters, Inc., a corporation, and that he, as such authorized officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such authorized officer.


                                  /s/ Betty Omansky
                                  -----------------
                                  Notary Public